UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 1, 2005
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                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Illinois                  0-1349                  04-1864170
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)



             225 Windsor Drive, Itasca, IL                      60143
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On February 1, 2005, Enesco announced a strategic initiative to enhance its marketing function in the United States. Leading the marketing effort will be David Nicklin, who has been appointed to the newly-created position of Chief Marketing Officer. As part of the initiative, Enesco restructured its marketing team, producing annualized savings of approximately $2.3 million, with one-time expenses of approximately $500,000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Enesco Group, Inc.
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                                                (Registrant)

Date February 1, 2005                     By: /s/ Cynthia Passmore-McLaughlin
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                                              Cynthia Passmore-McLaughlin,
                                              President and CEO